UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2023

Fat Projects Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40755	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Bukit Manis Road Singapore	099892
(Address of principal executive offices)	(Zip Code)

(65) 8590-2056
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and One Redeemable Warrant	FATPU	The Nasdaq Stock Market LLC
Class A Ordinary Share, par value $0.0001 per share	FATP	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	FATPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 29, 2023, Fat Projects Acquisition Corp., a Cayman Islands exempt company limited by shares, with company registration number 374480 (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) of noncompliance with Listing Rule 5450(b)(2)(B), which requires the Company to maintain a minimum of 1,100,000 publicly held shares for continued listing on the Nasdaq Global Market. The Company timely submitted a plan to return to compliance on June 5, 2023, and Nasdaq granted the Company an extension of time to return to compliance until October 16, 2023.

On October 17, 2023, received a written notice (the “Notice”) from Nasdaq indicating that the staff of the Nasdaq Listing Qualifications Department (the “Staff”) has determined that the Company did not return to compliance with Listing Rule 5450(b)(2)(B) by October 16, 2023, and as a result the Company’s securities will be delisted from the Nasdaq Global Market at the opening of business on October 26, 2023 unless the Company requests an appeal to a Nasdaq hearing panel by October 24, 2024.

The Company intends to timely appeal the Staff’s determination to a Nasdaq hearing panel, which will stay the suspension of the Company’s securities from trading on the Nasdaq Global Market pending the hearing panel’s decision. Thus there will be no current effect on the listing or trading of the Company’s securities, and the listing and trading of the Company’s securities will only be suspended if the appeal is unsuccessful.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT PROJECTS ACQUISITION CORP

By:	/s/ David Andrada
Name:	David Andrada
Title:	Co-Chief Executive Officer and Chief Financial Officer

Date: October 20, 2023

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